SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 21, 2001

                          MERRILL LYNCH DEPOSITOR, INC.
                 (on behalf of PreferredPLUS Trust Series NAI-1)
             (Exact name of registrant as specified in its charter)


         Delaware                   333-64767-05                  13-3891329
(State or other jurisdiction     (Commission File Number)      (I.R.S Employer
    of incorporation)                                          Idenfication No.)



         World Financial Center
           New York, New York                                       10281
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

                  Not Applicable.

Item 2.    Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.    Bankruptcy or Receivership

                  Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.    Other Events

                  On June 21, 2001, PreferredPLUS Trust Series NAI-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 1,139,160 Trust Certificates.

                  In connection therewith, the Depositor entered into a PreferredPlus 8.05% Trust Certificates Series NAI-1 Supplement, dated as of June 21, 2001, by and between the Depositor and United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.    Resignation of Registrant's Directors

                  Not Applicable.

Item 7.    Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
----------                                   -----------

1.2                        Terms Agreement between Merrill Lynch Depositor, Inc.
                           and Merrill Lynch, Pierce, Fenner & Smith,
                           Incorporated dated June 21, 2001.

4.2 PreferredPLUS 8.05% Trust Certificates Series NAI-1 Series Supplement, dated as of June 21, 2001, between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as trustee and as securities intermediary.

Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.


Date:  June 21, 2001                        By: /s/ Barry N. Finkelstein
                                               ---------------------------------
                                               Name:  Barry N. Finkelstein
                                               Title: President

                                INDEX TO EXHIBITS


Exhibit No.                                  Description
-----------                                  -----------

1.2                        Terms Agreement between Merrill Lynch Depositor, Inc.
                           and Merril Lynch, Pierce, Fenner & Smith,
                           Incorporated dated June 21, 2001.

4.2 Series Supplement for PreferredPLUS 8.05% Trust Certificates Series NAI-1, dated as of June 21, 2001, between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as trustee and as securities intermediary.